Exhibit 10.1

LOCK-UP AGREEMENT

THIS LOCK-UP AGREEMENT (this “Agreement”) is made and entered into as of [•], by and among Complete Solaria, Inc., a Delaware corporation (the “Company”) (formerly known as Freedom Acquisition I Corp., a Cayman Islands exempted company limited by shares prior to its domestication as a Delaware corporation), and each of:

(i)	Freedom Acquisition I LLC, a Cayman Islands limited liability company (“Sponsor”);

(ii)	the persons and entities set forth on Schedule 1 hereto (the “Sponsor Key Holders”); and

(iii)	the persons and entities set forth on Schedule 2 hereto (such stockholders, the “Company Key Holders”).

Sponsor, the Sponsor Key Holders, the Company Key Holders and any person or entity who hereafter becomes a party to this Agreement pursuant to Section 2 are referred to herein, individually, as a “Holder” and, collectively, as the “Holders.”

WHEREAS, capitalized terms used but not otherwise defined in this Agreement shall have the meanings ascribed to such terms in the Business Combination Agreement, dated as of October 3, 2022, by and among the Freedom Acquisition I Corp., Jupiter Merger Sub I Corp., Jupiter Merger Sub II LLC, Complete Solar Holding Corporation and The Solaria Corporation (as amended and as it may be amended or supplemented from time to time, the “Combination Agreement”).

WHEREAS, in connection with the transactions contemplated by the Combination Agreement, and in view of the valuable consideration to be received by the parties thereunder, the Company and each of the Holders desire to enter into this Agreement, pursuant to which the Holders’ Lock-Up Securities shall become subject to limitations on Transfer as set forth herein.

NOW, THEREFORE, in consideration of the premises set forth above, which are incorporated in this Agreement as if fully set forth below, and intending to be legally bound hereby, the Company hereby agrees with each of the Holders as follows:

1.	Definitions. The terms defined in this Section 1 shall, for all purposes of this Agreement, have the respective meanings set forth below:

(a) “Company Common Stock” shall mean the common stock, par value $0.0001 per share, of the Company.

(b) “Lock-Up Period” shall mean the period beginning on the Closing Date and ending on the later of the earlier of (x) the twelve (12) month anniversary of the Closing Date and (y) the date on which the volume weighted average price of Acquiror Common Stock equals or exceeds $12.00 per share (as adjusted for stock splits, stock dividends, reorganizations, recapitalizations and the like) for any 20 trading days within any 30 consecutive trading day period beginning after the date that is 180 calendar days after the Closing Date and ending 365 calendar days following the Closing Date.

(c) “Lock-Up Securities” shall mean with respect to (i) Sponsor, the Sponsor Key Holders and their respective Permitted Transferees, (A) the shares of Company Common Stock held by such Holder immediately following the Closing (other than shares of Company Common Stock acquired in the public market after the Closing), (B) the conversion warrants issued or issuable upon conversion of those certain promissory notes, dated as of April 1 and June 6, 2022, between the Company and the Sponsor (the “Conversion Warrants”), (C) the private placement warrants issued pursuant to the Private Placement Warrants Purchase Agreement, dated as of February 25, 2021, between the Company and the Sponsor, and that certain Warrant Agreement, dated February 25, 2021, between the Company and Continental Stock Transfer & Trust Company, as warrant agent (the “Private Placement Warrants”); and (D) the shares of Company Common Stock issued or issuable upon exercise of the Private Placement Warrants and the Conversion Warrants, and (ii) the Company Key Holders and their respective Permitted Transferees, (A) the shares of Company Common Stock held by such Holder immediately following the Closing (other than shares of Company Common Stock acquired in the public market after the Closing) and (B) shares of Company Common Stock issued to directors and officers of the Company upon settlement or exercise of restricted stock units, stock options or other equity awards outstanding as of immediately following the Closing in respect of awards of the Company outstanding immediately prior to the Closing.

(d) “Permitted Transferee” shall mean any person or entity to whom a Holder is permitted to transfer Lock-Up Securities prior to the expiration of the Lock-Up Period pursuant to Section 2(b).

(e) “Transfer” shall mean the (i) sale or assignment of, offer to sell, contract or agreement to sell, hypothecation, pledge, grant of any option to purchase or other disposal of or agreement to dispose of, directly or indirectly, or establishment or increase of a put equivalent position or liquidation or decrease of a call equivalent position within the meaning of Section 16 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), with respect to, any Lock-Up Securities, (ii) entry into any swap or other arrangement that transfers to another person or entity, in whole or in part, any of the economic consequences of ownership of any Lock-Up Securities, whether any such transaction is to be settled by delivery of such securities, in cash or otherwise, or (iii) public announcement of any intention to effect any transaction specified in clause (i) or (ii).

2.	Lock-Up Provisions.

(a) Subject to Section 2(b), each Holder agrees that it shall not Transfer any Lock-Up Securities until the end of the Lock-Up Period.

(b) Notwithstanding the provisions set forth in Section 2(a), each Holder or its respective Permitted Transferees may Transfer the Lock-Up Securities during the Lock-Up Period:

(i)	in the case of an entity, to another entity that is an affiliate (as defined in Rule 405 promulgated under the Securities Act of 1933, as amended) of the Holder;

(ii)

in the case of an entity, to its direct or indirect partners, members or equity holders, or any related investment fund or vehicle controlled or managed by the Holder or its affiliates, or who shares a common investment advisor with the Holder;

(iii)	by bona fide gift or gifts, including, without limitation, to a charitable organization;

(iv)	to a member of such individual’s immediate family or to a trust, the beneficiary of which is such individual or a member of such individual’s immediate family or an affiliate of such person;

(v)	in the case of a trust, to the trustor or beneficiary of such trust or to the estate of a beneficiary of such trust;

(vi)	by virtue of the laws of descent, will or intestate succession and distribution upon death of such individual;

(vii)

to a partnership, limited liability company or other entity of which the Holder and their immediate family are the legal and beneficial owner of all of the outstanding equity securities or similar interests;

(viii)	to a nominee or custodian of a person or entity to whom a Transfer would be permitted under clauses (i) though (vii);

(ix)	pursuant to a court order, such as a qualified domestic relations order, divorce settlement, divorce decree or separation agreement;

(x)

to the Company pursuant to any contractual arrangement in effect at the effective time of the Merger that provides for the repurchase by the Company or forfeiture of shares of common stock or other securities convertible into or exercisable or exchangeable for common stock in connection with the termination of the Holder’s service to the Company;

(xi)	to the Company pursuant to a “net” or “cashless” exercise of stock options, or other equity awards for the purpose of paying the exercise price of such stock options or other equity awards;

(xii)	to the Company to satisfy tax withholding requirements upon the vesting of equity awards;

(xiii)

in connection with a liquidation, merger, stock exchange, reorganization, tender offer approved by the Board of Directors of the Company or a duly authorized committee thereof or other similar transaction which results in all of the Company’s stockholders having the right to exchange their shares for cash, securities or other property subsequent to the Closing Date; provided that in the event that liquidation, merger, stock exchange, reorganization, tender offer is not completed, the undersigned’s Lock-Up Securities shall remain subject to the provisions of this Agreement;

provided, however, that in the case of clauses (i) through (ix) such Permitted Transferees must enter into a written agreement with the Company agreeing to be bound by the transfer restrictions in this Section 2 (it being understood that any references to “immediate family” in the agreement executed by such transferee shall expressly refer only to the immediate family of the Holder and not to the immediate family of the Permitted Transferee), agreeing to be bound by these transfer restrictions. For purposes of this section, “immediate family” shall mean a spouse, domestic partner, child (including by adoption), father, mother, brother or sister of the undersigned, and lineal descendant (including by adoption) of the undersigned or of any of the foregoing persons; and “affiliate” shall have the meaning set forth in Rule 405 under the Securities Act of 1933, as amended

No provision in this Agreement shall be deemed to restrict or prohibit the exercise or exchange by the Holder of any equity award or warrant to acquire any shares of Company Common Stock it being understood that such shares of Company Common Stock shall be subject to the restrictions on Transfer set forth in this Agreement.

(c) In order to enforce this Section 2, the Company may impose stop-transfer instructions with respect to the Lock-Up Securities until the end of the Lock-Up Period.

(d) For the avoidance of doubt, each Holder shall retain all of its rights as a stockholder of the Company with respect to the Lock-Up Securities that constitute Company Common Stock during the Lock-Up Period, including the right to vote any Lock-Up Securities that such Holder is entitled to vote.

(e) The lock-up provisions in this Section 2 shall supersede the lock-up provisions contained in Section 9 of that certain letter agreement dated as of February 25, 2021 by and among the Company, Sponsor and certain of the Company’s current and former officers and directors, as applicable, (the “Insider Letter”) and which provisions in Section 9 of the Insider Letter shall be of no further force or effect upon the effectiveness of the lock-up provisions of this Agreement.

(f) In addition, notwithstanding anything herein to the contrary, the undersigned may establish a trading plan that complies with Rule 10b5-1 under the Exchange Act (a “10b5-1 Trading Plan”) or amend an existing 10b5-1 Trading Plan so long as there are no Transfers or sales of Company Common Stock under such plan during the Lock-Up Period; provided that the establishment of a 10b5-1 Trading Plan or the amendment of a 10b5-1 Trading Plan, in either case, providing for Transfers or sales of Company Common Stock shall only be permitted if (i) the establishment or amendment of such plan is not required to be reported in any public report or filing with the Securities and Exchange Commission (the “SEC”), or otherwise during the Lock-Up Period, and (ii) the undersigned does not otherwise voluntarily effect any public filing or report regarding the establishment or amendment of such plan during the Lock-Up Period.

(g) In the event that the Company, in its discretion, releases or waives, in full or in part, any Holder (a “Triggering Holder”), then the same percentage of the total number of Lock-Up Securities held by the undersigned as the percentage of the total number of Lock-Up Securities held by the Triggering Holder that are the subject of such waiver shall be immediately and fully released on the same terms from the applicable prohibition(s) set forth herein. The provisions of this paragraph will not apply if (i) (a) the release or waiver is effected solely to permit a transfer not for consideration and (b) the transferee has agreed in writing to be bound by the same terms described in this Agreement to the extent and for the duration that such terms remain in effect at the time of the transfer, (ii) the aggregate number of Lock-Up Securities affected by such releases or waivers (whether in one or multiple releases or waivers) with respect to one or more Holders is less than or equal to 1% of the total number of shares of Company Common Stock outstanding as of immediately following the Closing, or (iii) the release or waiver is granted to a Holder of Company Common Stock in connection with a follow-on public offering of Company Common Stock pursuant to a registration statement filed with the SEC, whether or not such offering or sale is wholly or partially a secondary offering of the Company Common Stock, and the undersigned, only to the extent the undersigned has a contractual right to demand or require the registration of the undersigned’s Company Common Stock or “piggyback” on a registration statement filed by the Company for the offer and sale of its Company Common Stock, has been given an opportunity to participate on a basis consistent with such contractual rights in such follow-on offering.

3.	Miscellaneous.

(a) Governing Law. This Agreement, and all claims or causes of action (whether in contract or tort) that may be based upon, arise out of or relate to this Agreement or the negotiation, execution or performance of this Agreement (including any claim or cause of action based upon, arising out of or related to any representation or warranty made in or in connection with this Agreement) will be governed by and construed in accordance with the internal laws of the State of Delaware applicable to agreements executed and performed entirely within such State.

(b) Consent to Jurisdiction and Service of Process. ANY PROCEEDING OR ACTION BASED UPON, ARISING OUT OF OR RELATED TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY MUST BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK (OR, ONLY TO THE EXTENT SUCH COURT DOES NOT HAVE SUBJECT MATTER JURISDICTION, OR, IF IT HAS OR CAN ACQUIRE JURISDICTION, IN THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK), AND EACH OF THE PARTIES IRREVOCABLY AND UNCONDITIONALLY (I) CONSENTS AND SUBMITS TO THE EXCLUSIVE JURISDICTION OF EACH SUCH COURT IN ANY SUCH PROCEEDING OR ACTION, (II) WAIVES ANY OBJECTION IT MAY NOW OR HEREAFTER HAVE TO PERSONAL JURISDICTION, VENUE OR TO CONVENIENCE OF FORUM, (III) AGREES THAT ALL CLAIMS IN RESPECT OF SUCH PROCEEDING OR ACTION SHALL BE HEARD AND DETERMINED ONLY IN ANY SUCH COURT AND (IV) AGREES NOT TO BRING ANY PROCEEDING OR ACTION ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY IN ANY OTHER COURT. SERVICE OF PROCESS WITH RESPECT THERETO MAY BE MADE UPON ANY PARTY TO THIS AGREEMENT BY MAILING A COPY THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO SUCH PARTY AT ITS ADDRESS AS PROVIDED IN SECTION 3(h), WITHOUT LIMITING THE RIGHT OF A PARTY TO SERVE PROCESS IN ANY OTHER MATTER PERMITTED BY APPLICABLE LAWS.

(c) Waiver of Jury Trial. EACH PARTY HERETO HEREBY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH SUCH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT. EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT (I) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, (II) EACH SUCH PARTY UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER, (III) EACH SUCH PARTY MAKES THIS WAIVER VOLUNTARILY, AND (IV) EACH SUCH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 3(c).

(d) Assignment; Third Parties. This Agreement and all of the provisions hereof will be binding upon and inure to the benefit of the parties hereto and their respective heirs, successors and permitted assigns. This Agreement and all obligations of a Holder are personal to such Holder and may not be transferred or delegated at any time. Nothing contained in this Agreement shall be construed to confer upon any person who is not a signatory hereto any rights or benefits, as a third party beneficiary or otherwise.

(e) Specific Performance. Each Holder acknowledges that its obligations under this Agreement are unique, recognizes and affirms that in the event of a breach of this Agreement by such Holder, money damages will be inadequate and the Company will have no adequate remedy at law, and agrees that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed by such Holder in accordance with their specific terms or were otherwise breached. Accordingly, the Company shall be entitled to an injunction or restraining order to prevent breaches of this Agreement by a Holder and to enforce specifically the terms and provisions hereof, without the requirement to post any bond or other security or to prove that money damages would be inadequate, this being in addition to any other right or remedy to which such party may be entitled under this Agreement, at law or in equity.

(f) Amendment; Waiver. Upon the approval of a majority of the total number of directors serving on the Board of Directors of the Company compliance with any of the provisions, covenants and conditions set forth in this Agreement may be waived by the Company, or any of such provisions, covenants or conditions may be amended or modified, so long as no Holder is impacted disproportionately than any other Holder by such waiver, amendment or modification; provided, however, that notwithstanding the foregoing, any amendment hereto or waiver hereof that adversely affects a Holder, solely in its capacity as a holder of Lock-Up Securities, shall require the consent of the Holder so affected. No course of dealing between any Holder or the Company and any other party hereto or any failure or delay on the part of a Holder or the Company in exercising any rights or remedies under this Agreement shall operate as a waiver of any rights or remedies of any Holder or the Company. No single or partial exercise of any rights or remedies under this Agreement by a party shall operate as a waiver or preclude the exercise of any other rights or remedies hereunder or thereunder by such party.

(g) Interpretation. The titles and subtitles used in this Agreement are for convenience only and are not to be considered in construing or interpreting this Agreement. In this Agreement, unless the context otherwise requires: (i) any pronoun used in this Agreement shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns, pronouns and verbs shall include the plural and vice versa; (ii) “including” (and with correlative meaning “include”) means including without limiting the generality of any description preceding or succeeding such term and shall be deemed in each case to be followed by the words “without limitation”; (iii) the words “herein,” “hereto,” and “hereby” and other words of similar import in this Agreement shall be deemed in each case to refer to this Agreement as a whole and not to any particular section or other subdivision of this Agreement; and (iv) the term “or” means “and/or”. The parties have participated jointly in the negotiation and drafting of this Agreement. Consequently, in the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties hereto, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provision of this Agreement.

(h) Notices. All notices and other communications among the parties hereto shall be in writing and shall be deemed to have been duly given (i) when delivered in person, (ii) when delivered after posting in the United States mail having been sent registered or certified mail return receipt requested, postage prepaid, (iii) when delivered by FedEx or other nationally recognized overnight delivery service or (iv) when e-mailed during normal business hours of the recipient (and otherwise as of the immediately following Business Day), addressed:

(i)	if to the Company, to:

Complete Solaria, Inc.,

3000 Executive Parkway, Suite 504

San Ramon, CA 94583,

Attn: Will Anderson

Email: will@completesolar.com

with a copy, which shall not constitute notice, to

Cooley LLP

3175 Hanover Street

Palo Alto, CA 94304-1130

Attention: Matthew Hemington; Miguel Vega; John McKenna; Rishab Kumar

Email: hemingtonmb@cooley.com; mvega@cooley.com; jmckenna@cooley.com; rkumar@cooley.com

(ii)	if to any Holder, at such Holder’s address or email address as set forth in the Company’s books and records.

(i) Severability. If any provision of this Agreement is held invalid or unenforceable by any court of competent jurisdiction, the other provisions of this Agreement will remain in full force and effect. Any provision of this Agreement held invalid or unenforceable only in part or degree will remain in full force and effect to the extent not held invalid or unenforceable.

(j) Entire Agreement. This Agreement constitutes the full and entire understanding and agreement among the parties with respect to the subject matter hereof, and any other written or oral agreement relating to the subject matter hereof existing between the parties is expressly canceled. Notwithstanding the foregoing, nothing in this Agreement (other than Section 2(f)) shall limit any of the rights, remedies or obligations of the Company or any of the Holders under any other agreement between any of the Holders and the Company, and nothing in any other agreement, certificate or instrument shall limit any of the rights, remedies or obligations of any of the Holders or the Company under this Agreement.

(k) Several Liability: The liability of any Holder hereunder is several (and not joint). Notwithstanding any other provision of this Agreement, in no event will any Holder be liable for any other Holder’s breach of such other Holder’s obligations under this Agreement.

(l) Counterparts. This Agreement may be executed in two or more counterparts (any of which may be delivered by electronic transmission), each of which shall constitute an original, and all of which taken together shall constitute one and the same instrument.

(m) Termination. This Letter Agreement shall terminate on the expiration of the Lock-up Period.

[Remainder of Page Intentionally Left Blank; Signature Pages Follow]

IN WITNESS WHEREOF, the parties have executed this Lock-Up Agreement as of the date first written above.

COMPANY:
Complete Solaria, Inc.

By:
Name:
Title:

[Signature Page to Lock-Up Agreement]

HOLDER:
Freedom Acquisition I LLC

By:
Name:
Title:

HOLDER:
Freedom Acquisition LLC

By:
Name:
Title:

[Signature Page to Lock-Up Agreement]

HOLDER:

Tidjane Thiam

[Signature Page to Lock-Up Agreement]

HOLDER:

Adam Gishen

[Signature Page to Lock-Up Agreement]

HOLDER:

Abhishek Bhatia

[Signature Page to Lock-Up Agreement]

HOLDER:

NextG Tech Limited

By:
Name:
Title:

[Signature Page to Lock-Up Agreement]

HOLDER:

Edward Zeng

[Signature Page to Lock-Up Agreement]

HOLDER:

Noreen Doyle

[Signature Page to Lock-Up Agreement]

HOLDER:

William Janetschek

[Signature Page to Lock-Up Agreement]

HOLDER:

Nell Cady-Kruse

[Signature Page to Lock-Up Agreement]

HOLDER:
Ecosystem Integrity Fund II LP

By:
Name:
Title:

[Signature Page to Lock-Up Agreement]

HOLDER:
CRSEF Solis Holdings, L.L.C.

By:
Name:
Title:

[Signature Page to Lock-Up Agreement]

HOLDER:

William J. Anderson

[Signature Page to Lock-Up Agreement]

HOLDER:

David J. Anderson

[Signature Page to Lock-Up Agreement]

HOLDER:

Antonio Alvarez

[Signature Page to Lock-Up Agreement]

HOLDER:

Vikas Desai

[Signature Page to Lock-Up Agreement]

HOLDER:

Mark Swanson

[Signature Page to Lock-Up Agreement]

HOLDER:

T.J. Rodgers

[Signature Page to Lock-Up Agreement]

HOLDER:

Albert Luu

[Signature Page to Lock-Up Agreement]

HOLDER:
Rogers Massey Living Trust

By:
Name:
Title:

[Signature Page to Lock-Up Agreement]

SCHEDULE 1

SPONSOR KEY HOLDERS

1.	Freedom Acquisition I LLC
2.	Freedom Acquisition LLC
3.	Tidjane Thiam
4.	Adam Gishen
5.	Abhishek Bhatia
6.	Nextg Tech Limited
7.	Edward Zeng
8.	Noreen Doyle
9.	William Janetschek
10.	Nell Cady-Kruse

SCHEDULE 2

COMPANY KEY HOLDERS

1.	Ecosystem Integrity Fund II LP
2.	CRSEF Solis Holdings, L.L.C.
3.	William J. Anderson
4.	David J. Anderson
5.	Antonio Alvarez
6.	Vikas Desai
7.	Mark Swanson
8.	T.J. Rodgers
9.	Albert Luu
10.	Rogers Massey Living Trust